Exhibit 10.13



                                 PROMISSORY NOTE

US$  3,590,811.00                                           December 21st,  2006


     FOR VALUE RECEIVED, South Beach Resorts, LLC, a Florida limited liability company (the "Maker"), promises to pay to the order of ROGER MADDOCK (the "Holder"), the principal sum of THREE MILLION FIVE HUNDRED NINETY THOUSAND EIGHT HUNDRED ELEVEN ($3,590,811.00). The Maker promises to pay interest on the principal amount hereof outstanding from time to time at the rate of twelve percent (12%) per annum; provided that the Maker promises to pay interest at the Default Rate (as defined below) on the principal amount hereof outstanding from and after the occurrence of an Event of Default (as defined below), until the said principal amount shall be fully paid. Interest shall be due and payable as hereinafter provided.

     1.  DEFINITIONS.  The following terms, as used in this Note, shall have the
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following  meanings,  which meanings shall be applicable equally to the singular and  the  plural  of  the  terms  defined:

     "Business  Day"  shall  mean  any  day  other  than a Saturday, Sunday or a
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holiday  on  which  most  banks  are  closed  in  Orlando,  Florida.

     "Default Rate" shall mean the lesser of eighteen percent (18%) per annum or
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the  highest  rate  of  interest  allowed  by  applicable  law.

     "Event  of  Default"  shall  mean  the occurrence of any one or more of the
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following events or circumstances: (i) the failure of the Maker to make when due any  payment required to be made under this Note which failure continues for ten
(10) days after the due date of such payment; (ii) the failure of the Maker to perform or observe any condition or agreement contained in this Note which failure continues for ten (10) days after the Holder gives the Maker notice thereof; (iii) the failure of American Leisure Holdings Inc. ("AMLH") to perform or observe any condition or agreement contained in the Purchase Agreement of even date between AMLH and SBR Holding Company LLC ("SBR") which failure continues for ten (10) days after the Holder gives the Maker notice thereof;
(iv) the dissolution or liquidation of Maker or AMLH or the transfer to another party of a significant portion of the assets of the Maker or AMLH, (v) pursuant to or within the meaning of any bankruptcy law: the Maker or AMLH (A) admits in writing its inability to pay its debts generally as they become due, (B) commences a voluntary case or proceeding, (C) consents to the entry of an order for relief against it in an involuntary case or proceeding, (D) consents or acquiesces in the institution of a bankruptcy or insolvency proceeding against it, (E) consents to the appointment of a custodian of it or for all or substantially all of its property, or (F) makes a general assignment for the benefit of its creditors, or any of them takes any action to authorize or effect any of the foregoing; or (vi) a court of competent jurisdiction enters an order or decree under any bankruptcy law that: (A) is for relief against the Maker or AMLH in an involuntary case or proceeding, (B) appoints a custodian for the Maker or AMLH or for all or substantially all of its property, or (C) orders the liquidation of the Maker or AMLH and in each case the order or decree remains unstayed and in effect for 60 days; provided, however, that if the entry of such
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order  or  decree is appealed and dismissed on appeal, then the Event of Default hereunder by reason of the entry of such order or decree shall be deemed to have been cured

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     "Maturity  Date"  shall mean the earliest of: (i) the Stated Maturity Date;
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(ii)  the  date  upon  which  the  Holder  elects to accelerate the indebtedness evidenced  by  this  Note by reason of the occurrence of an Event of Default; or
(iii) the date on which the obligations of the Maker under this Note are satisfied in full.

     "Note"  shall  mean  this Note and any amendments, modifications, renewals,
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extensions  and  replacements  of  or  substitutions  for  this  Note.

     ""Stated  Maturity  Date"  shall  mean  December  31,  2008.
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     2.  APPLICABLE  INTEREST  RATE.  All  agreements  between the Maker and the
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Holder  are  expressly  limited  so  that in no contingency or event whatsoever, whether by reason of advance of the proceeds hereof, acceleration of maturity of the unpaid principal balance hereof, or otherwise, shall the amount paid or agreed to be paid to the Holder for the use, forbearance or detention of the money to be advanced hereunder (including all interest on this Note and the aggregate of any other amounts taken, reserved or charged pursuant to this Note or any other documents evidencing or securing this Note, which under applicable law are or may be deemed to constitute interest on the debt evidenced hereby) exceed the maximum rate allowable by applicable law. If, from any circumstance whatsoever, fulfillment of any provision hereof at the time performance of such provision shall be due, shall cause the effective rate of interest upon the sums evidenced hereby to exceed the maximum rate of interest prescribed by applicable law at that time, then, the obligation to be fulfilled shall be reduced automatically to the extent necessary to comply with such applicable law, and, if from any circumstance the Holder shall receive as interest an amount which would exceed the highest lawful rate allowable under applicable law, such amount which would be excessive interest shall be refunded to the Maker or, at the Maker's option, applied to the reduction of the unpaid principal balance due hereunder and not to the payment of interest.

     3.  PAYMENTS.  The  principal  amount  of  this  Note together with accrued
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interest  will  be  payable  as  follows:

          (A) Accrued interest will be payable quarterly, in arrears, on the last day of each calendar quarter (i.e., on March 31, June 30, September 30 and December 31).

          (B) The outstanding principal balance and all accrued but unpaid interest will be payable on the Maturity Date.

     4.  PREPAYMENT.  The Maker shall have the right to prepay any portion of or
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the  entire  unpaid  principal balance of this Note at any time and from time to time without penalty, subject to the requirement that the Maker first pays to the Holder all accrued and unpaid interest through the date of such prepayment.

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     5.  APPLICABLE  LAW.  This  Note  shall  be  governed  by  and construed in
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accordance  with  the  law  of  the  State  of  Florida,  without  regard to any conflict-of-laws rule or principle that would give effect to the law of another jurisdiction.

     6.  MODIFICATIONS.  This  Note  may  not  be  changed or terminated orally.
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     7.  WAIVER.
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          (A)  The  Maker  and  any endorsers, sureties and guarantors hereof or hereon hereby waive presentment for payment, demand, protest, notice of non-payment or dishonor and protest, and agree to remain bound until the principal amount hereof outstanding and interest and all other sums owing hereunder are indefeasibly paid in full notwithstanding any extensions of time for payment which may be granted even though the period of extension be indefinite, and notwithstanding any inaction by, or failure to assert any legal right available to the Holder.

          (B) It is further expressly agreed that any waiver by the Holder, other than a waiver in writing signed by the Holder, of any term or provision hereof, or of any right, remedy or power under this Note, shall not be controlling, nor shall it prevent or stop the Holder from thereafter enforcing such term, provision, right, remedy or power, and the failure or refusal of the Holder to insist in any one or more instances upon the strict performance of any of the terms or provisions of this Note shall not be construed as a waiver or relinquishment for the future of any such term or provision, but the same shall continue in full force and effect, it being understood and agreed that the Holder's rights, remedies and powers under this Note are and shall be cumulative and are in addition to all other rights, remedies and powers of the Holder in law or in equity or under any other agreement.

     8.  SUCCESSORS. The term "Holder" shall mean the original payee or any then
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holder(s)  of  this  Note  from  time  to  time and its and their successors and assigns.

     9.  COSTS  OF  COLLECTION.  The  Maker  shall  pay  all reasonable costs of
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collection  when  incurred,  including,  without  limitation,  the  reasonable attorneys' fees, at both trial and appellate levels, and disbursements of the Holder's counsel and other professionals employed by the Holder and court costs, which costs may be added to the indebtedness evidenced hereby and shall be paid on demand, and after demand until paid, with interest thereon at the Default Rate, to the extent permitted by applicable law.

     10.  MISCELLANEOUS.
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          (A)  MAKER  AND  (BY  ACCEPTANCE  HEREOF)  HOLDER  HEREBY  KNOWINGLY,
     VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO TRIAL BY JURY IN RESPECT OF ANY LITIGATION (INCLUDING BUT NOT LIMITED TO ANY CLAIMS, CROSS CLAIMS OR THIRD PARTY CLAIMS) ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTION OF MAKER OR HOLDER.

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          (B)  In  the  event that any provision of this Note or the application thereof to the Maker or any circumstance in any jurisdiction governing this Note shall, to any extent, be invalid or unenforceable under any applicable statute, regulation or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform to such statute, regulation or rule of law, and the remainder of this Note and the application of any such invalid or unenforceable provision to parties, jurisdictions or circumstances other than to whom or to which it is held invalid or unenforceable shall not be affected thereby nor shall same affect the validity or enforceability of any other provision of this Note.

          (C) Time is of the essence as to all dates set forth in this Note, subject to any applicable notice or grace period provided herein; provided,
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     however,  whenever  any  payment to be made hereunder shall be stated to be
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     due  on  a  day  other than a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or fees, as the case may be.

          (D) The Maker hereby agrees to perform and comply with each of the terms, covenants and provisions contained in this Note and in any instrument evidencing or securing the indebtedness evidenced by this Note on the part of the Maker to be observed and/or performed hereunder and thereunder. No release of any security for the sums due under this Note, or of any portion thereof, and no alteration, amendment or waiver of any provision of this Note or of any instrument or other document evidencing and/or securing any indebtedness evidenced by this Note made by agreement between the Holder and any other person or party shall release, discharge, modify, change or affect the liability of the Maker under this Note or under such instrument or other document.

          (E) No act of commission or omission of any kind or at any time upon the part of the Holder in respect of any matter whatsoever shall in any way impair the rights of the Holder to enforce any right, power or benefit under this Note and no set-off, counterclaim, reduction or diminution of any obligation or any defense of any kind or nature which the Maker has or may have against the Holder shall be available hereunder to the Maker.

          (F) The captions preceding the text of the various paragraphs contained in this Note are provided for convenience only and shall not be deemed in any way to affect or limit the meaning or construction of any of the provisions hereof.

          (G)  The  Maker  hereby  irrevocably:

               (I) submits, in any legal proceeding relating to this Note, to the non-exclusive in personam jurisdiction of any state or United States court of competent jurisdiction sitting in the State of Florida and agrees to suit being brought in any such court;

               (II) waives any objection that the Maker may now or hereafter have to the venue of such proceeding in any such court located in Orange County, Florida or that such proceeding was brought in an inconvenient court; and

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               (III)  agrees  that  the Holder shall have the right to bring any legal proceedings (including a proceeding for enforcement of a judgment entered by any of the aforementioned courts) against the Maker in any other court or jurisdiction in accordance with applicable law.

          (H) No failure on the part of the Holder to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or future exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and non-exclusive of any remedies provided by law.

     IN WITNESS WHEREOF, this Note has been duly executed by the Maker as of the day and year first above written.


                          MAKER:

                          SOUTH  BEACH  RESORTS,  LLC


                          By   AMERICAN LEISURE HOLDINGS, INC., its sole member

                               By: /s/ Malcolm J. Wright
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                               Its:  Chief Executive Officer
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                               Name:   Malcolm J. Wright
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